EXHIBIT 99(i)

                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET

(dollars in millions, except per share amount)
                                                                   SEPTEMBER 25,
ASSETS                                                                 1998
--------------------------------------------------------------     -------------

CASH AND CASH EQUIVALENTS ....................................       $  8,965
                                                                     --------

CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES
  OR DEPOSITED WITH CLEARING ORGANIZATIONS ...................         12,583
                                                                     --------

MARKETABLE INVESTMENT SECURITIES .............................          4,213
                                                                     --------

TRADING ASSETS, AT FAIR VALUE
Corporate debt and preferred stock ...........................         26,908
Equities and convertible debentures ..........................         28,326
Contractual agreements .......................................         25,491
U.S. Government and agencies .................................         14,139
Non-U.S. governments and agencies ............................          9,001
Mortgages, mortgage-backed, and asset-backed .................         10,529
Other ........................................................          3,542
                                                                     --------
                                                                      117,936
Securities received as collateral, net of securities
  pledged as collateral ......................................          5,202
                                                                     --------

Total ........................................................        123,138
                                                                     --------

SECURITIES PLEDGED AS COLLATERAL .............................         18,386
                                                                     --------

RECEIVABLES UNDER RESALE AGREEMENTS ..........................         73,125
                                                                     --------

RECEIVABLES UNDER SECURITIES BORROWED TRANSACTIONS ...........         43,176
                                                                     --------

OTHER RECEIVABLES
Customers (net of allowance for doubtful accounts of $55) ....         29,881
Brokers and dealers ..........................................          7,319
Interest and other ...........................................          9,096
                                                                     --------
Total ........................................................         46,296
                                                                     --------

INVESTMENTS OF INSURANCE SUBSIDIARIES ........................          4,507

LOANS, NOTES, AND MORTGAGES (net of allowance for
  loan losses of $148) .......................................          7,161

OTHER INVESTMENTS ............................................          2,144

PROPERTY, LEASEHOLD IMPROVEMENTS, AND EQUIPMENT
  (net of accumulated depreciation and amortization
  of $3,338) .................................................          2,570

GOODWILL (net of accumulated amortization of $284) ..............       5,413

OTHER ASSETS .................................................          1,742
                                                                     --------

TOTAL ASSETS .................................................       $353,419
                                                                     ========

                                                                   EXHIBIT 99(i)

                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET

(dollars in millions, except per share amount)

LIABILITIES, PREFERRED SECURITIES ISSUED BY                        SEPTEMBER 25,
SUBSIDIARIES, AND STOCKHOLDERS' EQUITY                                 1998
--------------------------------------------------------------     -------------

LIABILITIES

PAYABLES UNDER REPURCHASE AGREEMENTS AND SECURITIES
  LOANED TRANSACTIONS ........................................      $ 100,174
                                                                    ---------

COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS .............         43,409
                                                                    ---------

TRADING LIABILITIES, AT FAIR VALUE
Contractual agreements .......................................         22,733
U.S. Government and agencies .................................         10,572
Equities and convertible debentures ..........................         19,677
Non-U.S. governments and agencies ............................         10,893
Corporate debt, preferred stock, and other ...................          6,049
                                                                    ---------
Total ........................................................         69,924
                                                                    ---------

OBLIGATION TO RETURN SECURITIES RECEIVED AS COLLATERAL .......         23,588
                                                                    ---------

OTHER PAYABLES
Customers ....................................................         20,727
Brokers and dealers ..........................................          5,772
Interest and other ...........................................         18,785
                                                                    ---------
Total ........................................................         45,284
                                                                    ---------

LIABILITIES OF INSURANCE SUBSIDIARIES ........................          4,404

LONG-TERM BORROWINGS .........................................         55,064
                                                                    ---------

TOTAL LIABILITIES ............................................        341,847
                                                                    ---------

PREFERRED SECURITIES ISSUED BY SUBSIDIARIES ..................          1,777
                                                                    ---------

STOCKHOLDERS' EQUITY

PREFERRED STOCKHOLDERS' EQUITY ...............................            425
                                                                    ---------

COMMON STOCKHOLDERS' EQUITY
Exchangeable Shares, issued: 4,831,224 shares ................             71
Common stock, par value $1.33 1/3 per share;
  authorized: 1,000,000,000 shares;
  issued: 472,660,324 shares .................................            630

Paid-in capital ..............................................          1,405
Accumulated other comprehensive loss (net of tax) ............            (59)
Retained earnings ............................................         10,227
                                                                    ---------
                                                                       12,274

Less: Treasury stock, at cost: 119,242,755 shares ............          2,190
      Employee stock transactions ............................            714
                                                                    ---------

TOTAL COMMON STOCKHOLDERS' EQUITY ............................          9,370
                                                                    ---------

TOTAL STOCKHOLDERS' EQUITY ...................................          9,795
                                                                    ---------

TOTAL LIABILITIES, PREFERRED SECURITIES ISSUED BY
  SUBSIDIARIES, AND STOCKHOLDERS' EQUITY .....................      $ 353,419
                                                                    =========

                                       7